UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000


                            UGLY DUCKLING CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware               000-20841               86-0721358
     (State or other jurisdiction  (Commission            (IRS Employer
           of incorporation)       File Number)         Identification No.)


            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code (602) 852-6600

                                 Not applicable.
         (Former name or former address, if changed since last report.)

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Item 5.           Other Events

Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated October 27, 2000 titled "Ugly Duckling Reports Withdrawal of Chairman's Offer to Purchase Outstanding Common Stock" which describes the withdrawal of an offer made by Mr. Ernest C. Garcia II, Ugly Duckling's Chairman and largest stockholder, to purchase all of the outstanding shares of common stock of Ugly Duckling not already owned by Mr.Garcia.

EXHIBIT

NO.               DESCRIPTION

99.1 Ugly Duckling Corporation Press Release Dated October 27, 2000 Titled "Ugly Duckling Reports Withdrawal of Chairman's Offer to Purchase Outstanding Common Stock."




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                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UGLY DUCKLING CORPORATION

Date:    October 30, 2000                          By:  \S\ Jon D. Ehlinger

                                                        Vice President,
                                                         Secretary and
                                                        General Counsel